UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 2002

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated August 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-C.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-03                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-C (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee. On September 25, 2002 and October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibits 99.1 and 99.2. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2002 as Exhibit 99.1.

                 Statement to Certificateholders on October 25, 2002 as Exhibit 99.2.

CHEC FUNDING LLC
Centex Home Equity Loan Trust 2002-C
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein




Date:  October 29, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         September 25, 2002


        99.2             Statement to Certificateholders
                         October 25, 2002
                                      -4-




                                  Exhibit 99.1

                         Statement to Certificateholders
                                  September 25, 2002


                                       Centex Home Equity Loan Trust 2002-C
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               September 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      69,000,000.00    69,000,000.00    1,236,562.53      137,425.00      1,373,987.53     0.00       0.00       67,763,437.47
AF_2      18,000,000.00    18,000,000.00            0.00       43,050.00         43,050.00     0.00       0.00       18,000,000.00
AF_3      40,000,000.00    40,000,000.00            0.00      118,666.67        118,666.67     0.00       0.00       40,000,000.00
AF_4      60,800,000.00    60,800,000.00            0.00      226,986.67        226,986.67     0.00       0.00       60,800,000.00
AF_5       5,800,000.00     5,800,000.00            0.00       23,731.67         23,731.67     0.00       0.00        5,800,000.00
AF_6      21,000,000.00    21,000,000.00            0.00       78,750.00         78,750.00     0.00       0.00       21,000,000.00
AV       263,900,000.00   263,900,000.00    3,234,834.21      640,397.33      3,875,231.54     0.00       0.00      260,665,165.79
M_1       42,050,000.00    42,050,000.00            0.00      119,211.75        119,211.75     0.00       0.00       42,050,000.00
M_2       26,100,000.00    26,100,000.00            0.00       89,218.50         89,218.50     0.00       0.00       26,100,000.00
B_1       26,100,000.00    26,100,000.00            0.00      112,056.00        112,056.00     0.00       0.00       26,100,000.00
B_2        7,250,000.00     7,250,000.00            0.00       33,241.25         33,241.25     0.00       0.00        7,250,000.00
R_1                0.00             0.00            0.00            0.00              0.00     0.00       0.00                0.00
TOTALS   580,000,000.00   580,000,000.00    4,471,396.74    1,622,734.84      6,094,131.58     0.00       0.00      575,528,603.26

AIO_I     90,000,000.00    90,000,000.00            0.00      450,000.00        450,000.00     0.00       0.00       90,000,000.00
AIO_II   120,000,000.00   120,000,000.00            0.00      600,000.00        600,000.00     0.00       0.00      120,000,000.00
X_IO           7,243.94         7,243.94            0.00    1,792,219.89      1,792,219.89     0.00       0.00            7,243.94
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1       152314FJ4      1,000.00000000    17.92119609    1.99166667       19.91286275      982.07880391      AF_1       2.390000 %
AF_2       152314FK1      1,000.00000000     0.00000000    2.39166667        2.39166667    1,000.00000000      AF_2       2.870000 %
AF_3       152314FL9      1,000.00000000     0.00000000    2.96666675        2.96666675    1,000.00000000      AF_3       3.560000 %
AF_4       152314FM7      1,000.00000000     0.00000000    3.73333339        3.73333339    1,000.00000000      AF_4       4.480000 %
AF_5       152314FN5      1,000.00000000     0.00000000    4.09166724        4.09166724    1,000.00000000      AF_5       4.910000 %
AF_6       152314FP0      1,000.00000000     0.00000000    3.75000000        3.75000000    1,000.00000000      AF_6       4.500000 %
AV         152314 FR6     1,000.00000000    12.25780299    2.42666665       14.68446965      987.74219701      AV         2.080000 %
M_1        152314 FS4     1,000.00000000     0.00000000    2.83500000        2.83500000    1,000.00000000      M_1        2.430000 %
M_2        152314 FT2     1,000.00000000     0.00000000    3.41833333        3.41833333    1,000.00000000      M_2        2.930000 %
B_1        152314 FU9     1,000.00000000     0.00000000    4.29333333        4.29333333    1,000.00000000      B_1        3.680000 %
B_2        152314 FV7     1,000.00000000     0.00000000    4.58500000        4.58500000    1,000.00000000      B_2        3.930000 %
TOTALS                    1,000.00000000     7.70930472    2.79781869       10.50712341      992.29069528

AIO_I      N/A            1,000.00000000     0.00000000    5.00000000        5.00000000    1,000.00000000      AIO_I      6.000000 %
AIO_II     N/A            1,000.00000000     0.00000000    5.00000000        5.00000000    1,000.00000000      AIO_II     6.000000 %
X_IO       N/A            1,000.00000000     0.00000000         ####              ####     1,000.00000000      X_IO       0.000000 %
--------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                         450 W. 33rd Street, 8th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3669
                              Fax: (212) 946-3916
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

                                       Centex Home Equity Loan Trust 2002-C
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               September 25, 2002
                                           --------------------------

Sec. 7.09(ii)           Distributions Allocable to Principal
                        Group I
                        Scheduled Monthly Payments                                                  232,330.92
                        Curtailments                                                                 41,139.45
                        Prepayments in Full                                                         964,377.00
                        Loans Repurchased by Seller                                                       0.00
                        Substitution Amounts                                                              0.00
                        Net Liquidation Proceeds                                                          0.00

                        Group II
                        Scheduled Monthly Payments                                                  180,546.51
                        Curtailments                                                                204,499.17
                        Prepayments in Full                                                       2,855,747.63
                        Loans Repurchased by Seller                                                       0.00
                        Substitution Amounts                                                              0.00
                        Net Liquidation Proceeds                                                          0.00

                        Subordination Increase Amount                                                     0.00
                        Excess Overcollateralization Amount                                           7,243.94

Sec. 7.09(iv)           Class Interest Carryover Shortfall
                        Class AF-1                                                                        0.00
                        Class AF-2                                                                        0.00
                        Class AF-3                                                                        0.00
                        Class AF-4                                                                        0.00
                        Class AF-5                                                                        0.00
                        Class AF-6                                                                        0.00
                        Class AV                                                                          0.00
                        Class M-1                                                                         0.00
                        Class M-2                                                                         0.00
                        Class B-1                                                                         0.00
                        Class B-2                                                                         0.00

Sec. 7.09(v)            Class Principal Carryover Shortfall
                        Subordinate Certificates
                        Class M-1                                                                         0.00
                        Class M-2                                                                         0.00
                        Class B-1                                                                         0.00
                        Class B-2                                                                         0.00

Sec. 7.09(vi)           Aggregate Loan Balance of Each Group
                        Group I Beginning Aggregate Loan Balance                                  4,601,284.84
                        Group I Ending Aggregate Loan Balance                                     3,363,437.47

                        Group II Beginning Aggregate Loan Balance                                 5,405,959.10
                        Group II Ending Aggregate Loan Balance                                    2,165,165.79


Sec. 7.09(vii)          Overcollateralization
                        Total Overcollateralization Amount                                                0.00
                        Total Required Overcollateralization Amount                                       0.00

Sec. 7.09(viii)         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)           Substitution Amounts
                        Group I                                                                           0.00
                        Group II                                                                          0.00

Sec. 7.09(ix)           Loan Purchase Price Amounts
                        Group I                                                                           0.00
                        Group II                                                                          0.00

Sec. 7.09(x)            Weighted Average Net Coupon Rate
                        Group I                                                                       9.5482 %
                        Group II                                                                      9.0315 %

Sec. 7.09(xi)           Monthly Remittance Amount
                        Group I                                                                   2,945,901.92
                        Group II                                                                  5,991,441.25

Sec. 7.09(xiii)         Weighted Average Gross Margin - Group II Loans                                0.0000 %

Sec. 7.09(xiv)          Largest Loan Balance
                        Group I                                                                     651,403.48
                        Group II                                                                    599,671.58

Sec. 7.09(xv)           Basic Principal Amount
                        Group I                                                                   1,237,847.37

Sec. 7.09(xvi)          Net Wac Cap Carryover Paid
                        Group I                                                                           0.00
                        Group II                                                                          0.00

Sec. 7.09(xvi)          Remaining Net Wac Cap Carryover
                        Group I                                                                           0.00
                        Group II                                                                          0.00

Sec. 7.09(xviii)        Net Wac Cap
                        Group I                                                                            N/A
                        Group II
                        Class AV Certificate                                                            9.78 %
                        Class M-1 Certificate                                                          43.08 %
                        Class M-2 Certificate                                                          63.93 %
                        Class B-1 Certificate                                                          59.83 %
                        Class B-2 Certificate                                                         196.84 %

Sec. 7.09(xix)          Applied Realized Loss Amounts
                        Subordinate Certificates
                        Class M-1                                                                         0.00
                        Class M-2                                                                         0.00
                        Class B-1                                                                         0.00
                        Class B-2                                                                         0.00

Sec. 7.09(xx)           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                            Group 1
                                                                      Principal
                           Category              Number                Balance               Percentage
                           1 Month                        28             1,364,771.10                  0.64 %
                           2 Month                         1                35,250.00                  0.02 %
                           3 Month                         0                     0.00                  0.00 %
                           Total                          29             1,400,021.10                  0.66 %
                            Group 2
                                                                      Principal
                           Category              Number                Balance               Percentage
                           1 Month                        22             1,578,804.09                  0.44 %
                           2 Month                         3               418,401.28                  0.12 %
                           3 Month                         0                     0.00                  0.00 %
                            Total                         25             1,997,205.37                  0.56 %
                            Group Totals
                                                                      Principal
                           Category              Number                Balance               Percentage
                           1 Month                        50             2,943,575.19                  0.51 %
                           2 Month                         4               453,651.28                  0.08 %
                           3 Month                         0                     0.00                  0.00 %
                            Total                         54             3,397,226.47                  0.59 %


Sec. 7.09(b)(ii)        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                            Group Totals
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %

Sec. 7.09(b)(iii)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                               Group 1
                                                    Principal
                               Number               Balance                Percentage
                                         4              146,657.94                  0.07 %
                               Group 2
                                                    Principal
                               Number               Balance                Percentage
                                        10              833,698.39                  0.23 %
                              Group Totals
                                                    Principal
                               Number               Balance                Percentage
                                        14              980,356.33                  0.17 %

Sec. 7.09(b)(iii)       Balloon Loans
                        Number of Balloon Loans                                                                 198.00
                        Balance of Balloon Loans                                                         13,403,925.17

Sec. 7.09(b)(iv)        Number and Aggregate Principal Amounts of REO Loans

                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Sec. 7.09(b)(v)         Book Value of REO Loans
                        Group I                                                                                             0.00
                        Group II                                                                                            0.00

Sec. 7.09(b)(vi)        Realized Losses
                        Group I
                        Monthly Realized Losses                                                                             0.00
                        Cumulative Realized Losses                                                                          0.00
                        Group II
                        Monthly Realized Losses                                                                             0.00
                        Cumulative Realized Losses                                                                          0.00

Sec. 7.09(b)(vii)       Net Liquidation Proceeds
                        Group I                                                                                             0.00
                        Group II                                                                                            0.00

Sec. 7.09(b)(viii)      60+ Delinquency Percentage (Rolling Three Month)                                                0.0788 %

Sec. 7.09(b)(ix)        Cumulative Loss Percentage
                        Cumulative Realized Losses Since Cut-Off Date                                                       0.00
                        Aggregate Loan Balance as of the Cut-Off Date                                             580,007,243.94
                        Cumulative Loss Percentage                                                                        0.00 %

Sec. 7.09(b)(x)         Has a Trigger Event Occurred?                                                                         NO

                        1-Month LIBOR for Current Distribution Date                                                       1.78 %





                                  Exhibit 99.2

                         Statement to Certificateholders
                                  October 25, 2002

                                      -5-


                                       Centex Home Equity Loan Trust 2002-C
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        69,000,000.00    67,763,437.47    1,677,541.67    134,962.18  1,812,503.85    0.00            0.00     66,085,895.80
AF_2        18,000,000.00    18,000,000.00            0.00     43,050.00     43,050.00    0.00            0.00     18,000,000.00
AF_3        40,000,000.00    40,000,000.00            0.00    118,666.67    118,666.67    0.00            0.00     40,000,000.00
AF_4        60,800,000.00    60,800,000.00            0.00    226,986.67    226,986.67    0.00            0.00     60,800,000.00
AF_5         5,800,000.00     5,800,000.00            0.00     23,731.67     23,731.67    0.00            0.00      5,800,000.00
AF_6        21,000,000.00    21,000,000.00            0.00     78,750.00     78,750.00    0.00            0.00     21,000,000.00
AV         263,900,000.00   260,665,165.79    3,845,200.33    459,150.83  4,304,351.16    0.00            0.00    256,819,965.46
M_1         42,050,000.00    42,050,000.00            0.00     86,333.91     86,333.91    0.00            0.00     42,050,000.00
M_2         26,100,000.00    26,100,000.00            0.00     64,461.56     64,461.56    0.00            0.00     26,100,000.00
B_1         26,100,000.00    26,100,000.00            0.00     80,774.06     80,774.06    0.00            0.00     26,100,000.00
B_2          7,250,000.00     7,250,000.00            0.00     23,947.66     23,947.66    0.00            0.00      7,250,000.00
R_1                  0.00             0.00            0.00          0.00          0.00    0.00            0.00              0.00
TOTALS     580,000,000.00   575,528,603.26    5,522,742.00  1,340,815.21  6,863,557.21    0.00            0.00    570,005,861.26

AIO_I       90,000,000.00    87,804,000.00            0.00    439,020.00    439,020.00    0.00            0.00    82,865,000.00
AIO_II     120,000,000.00   114,065,000.00            0.00    570,325.00    570,325.00    0.00            0.00    90,155,000.00
X_IO             7,243.94   575,528,603.26            0.00  2,071,194.63  2,071,194.63    0.00            0.00   570,005,861.26
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314FJ4         982.07880391     24.31219812     1.95597362     26.26817174          957.76660580    AF_1     2.390000 %
AF_2     152314FK1       1,000.00000000      0.00000000     2.39166667      2.39166667        1,000.00000000    AF_2     2.870000 %
AF_3     152314FL9       1,000.00000000      0.00000000     2.96666675      2.96666675        1,000.00000000    AF_3     3.560000 %
AF_4     152314FM7       1,000.00000000      0.00000000     3.73333339      3.73333339        1,000.00000000    AF_4     4.480000 %
AF_5     152314FN5       1,000.00000000      0.00000000     4.09166724      4.09166724        1,000.00000000    AF_5     4.910000 %
AF_6     152314FP0       1,000.00000000      0.00000000     3.75000000      3.75000000        1,000.00000000    AF_6     4.500000 %
AV       152314 FR6        987.74219701     14.57067196     1.73986673     16.31053869          973.17152505    AV       2.113750 %
M_1      152314 FS4      1,000.00000000      0.00000000     2.05312509      2.05312509        1,000.00000000    M_1      2.463750 %
M_2      152314 FT2      1,000.00000000      0.00000000     2.46979157      2.46979157        1,000.00000000    M_2      2.963750 %
B_1      152314 FU9      1,000.00000000      0.00000000     3.09479157      3.09479157        1,000.00000000    B_1      3.713750 %
B_2      152314 FV7      1,000.00000000      0.00000000     3.30312552      3.30312552        1,000.00000000    B_2      3.963750 %
TOTALS                     992.29069528      9.52196897     2.31175036     11.83371933          982.76872631

AIO_I    N/A               975.60000000      0.00000000     4.87800000      4.87800000          920.72222222    AIO_I    6.000000 %
AIO_II   N/A               950.54166667      0.00000000     4.75270833      4.75270833          751.29166667    AIO_II   6.000000 %
X_IO     N/A              ##                 0.00000000     ##              ##                    ##            X_IO     0.000000 %
--------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                         450 W. 33rd Street, 8th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3669
                              Fax: (212) 946-3916
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


Sec. 7.09(ii)           Distributions Allocable to Principal
                        Group I
                        Scheduled Monthly Payments                                                 227,622.64
                        Curtailments                                                                39,731.59
                        Prepayments in Full                                                      1,410,187.44
                        Loans Repurchased by Seller                                                      0.00
                        Substitution Amounts                                                             0.00
                        Net Liquidation Proceeds                                                         0.00

                        Group II
                        Scheduled Monthly Payments                                                 178,961.16
                        Curtailments                                                                15,548.51
                        Prepayments in Full                                                      3,650,690.66
                        Loans Repurchased by Seller                                                      0.00
                        Substitution Amounts                                                             0.00
                        Net Liquidation Proceeds                                                         0.00

                        Subordination Increase Amount                                                    0.00
                        Excess Overcollateralization Amount                                              0.00

Sec. 7.09(iv)           Class Interest Carryover Shortfall
                        Class AF-1                                                                       0.00
                        Class AF-2                                                                       0.00
                        Class AF-3                                                                       0.00
                        Class AF-4                                                                       0.00
                        Class AF-5                                                                       0.00
                        Class AF-6                                                                       0.00
                        Class AV                                                                         0.00
                        Class M-1                                                                        0.00
                        Class M-2                                                                        0.00
                        Class B-1                                                                        0.00
                        Class B-2                                                                        0.00

Sec. 7.09(v)            Class Principal Carryover Shortfall
                        Subordinate Certificates
                        Class M-1                                                                        0.00
                        Class M-2                                                                        0.00
                        Class B-1                                                                        0.00
                        Class B-2                                                                        0.00

Sec. 7.09(vi)           Aggregate Loan Balance of Each Group
                        Group I Beginning Aggregate Loan Balance                               213,363,437.47
                        Group I Ending Aggregate Loan Balance                                  211,685,895.80

                        Group II Beginning Aggregate Loan Balance                              362,165,165.79
                        Group II Ending Aggregate Loan Balance                                 358,319,965.46

Sec. 7.09(vii)          Overcollateralization
                        Total Overcollateralization Amount                                               0.00
                        Total Required Overcollateralization Amount                                      0.00

Sec. 7.09(viii)         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)           Substitution Amounts
                        Group I                                                                          0.00
                        Group II                                                                         0.00

Sec. 7.09(ix)           Loan Purchase Price Amounts
                        Group I                                                                          0.00
                        Group II                                                                         0.00

Sec. 7.09(x)            Weighted Average Net Coupon Rate
                        Group I                                                                      9.5436 %
                        Group II                                                                     9.0273 %

Sec. 7.09(xi)           Monthly Remittance Amount
                        Group I                                                                  3,374,916.78
                        Group II                                                                 6,570,166.27

Sec. 7.09(xiii)         Weighted Average Gross Margin - Group II Loans                               9.0732 %

Sec. 7.09(xiv)          Largest Loan Balance
                        Group I                                                                    650,664.20
                        Group II                                                                   599,340.70

Sec. 7.09(xv)           Basic Principal Amount
                        Group I                                                                  1,677,541.67
                        Group II                                                                 3,845,200.33

Sec. 7.09(xvi)          Net Wac Cap Carryover Paid
                        Group I                                                                          0.00
                        Group II                                                                         0.00

Sec. 7.09(xvi)          Remaining Net Wac Cap Carryover
                        Group I                                                                          0.00
                        Group II                                                                         0.00

Sec. 7.09(xviii)        Net Wac Cap
                        Group I                                                                        7.07 %
                        Group II                                                                       7.14 %

Sec. 7.09(xix)          Applied Realized Loss Amounts
                        Subordinate Certificates
                        Class M-1                                                                        0.00
                        Class M-2                                                                        0.00
                        Class B-1                                                                        0.00
                        Class B-2                                                                        0.00

Sec. 7.09(xx)           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                             Group 1
                                                                       Principal
                            Category              Number                Balance               Percentage
                            1 Month                        34             1,492,008.26                  0.70 %
                            2 Month                         8               280,166.50                  0.13 %
                            3 Month                         1                16,194.33                  0.01 %
                            Total                      43                 1,788,369.09                  0.84 %
                             Group 2
                                                                       Principal
                            Category              Number                Balance               Percentage
                            1 Month                        58             4,039,399.39                  1.13 %
                            2 Month                        13             1,165,376.88                  0.33 %
                            3 Month                         1               164,700.00                  0.05 %
                             Total                         72             5,369,476.27                  1.51 %


                             Group Totals
                                                                       Principal
                            Category              Number                Balance               Percentage
                            1 Month                        92             5,531,407.65                  0.97 %
                            2 Month                        21             1,445,543.38                  0.25 %
                            3 Month                         2               180,894.33                  0.03 %
                             Total                        115             7,157,845.36                  1.25 %

Sec. 7.09(b)(ii)        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                            Group Totals
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %

Sec. 7.09(b)(iii)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                              Group 1
                                                   Principal
                              Number               Balance                Percentage
                                        7              293,029.28                  0.14 %
                              Group 2
                                                   Principal
                              Number               Balance                Percentage
                                       14            1,335,101.76                  0.37 %
                             Group Totals
                                                   Principal
                              Number               Balance                Percentage
                                       21            1,628,131.04                  0.29 %

Sec. 7.09(b)(iii)       Balloon Loans
                        Number of Balloon Loans                                                       196.00
                        Balance of Balloon Loans                                               13,280,567.93

Sec. 7.09(b)(iv)        Number and Aggregate Principal Amounts of REO Loans

                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                            Group Totals
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %

Sec. 7.09(b)(v)         Book Value of REO Loans
                        Group I                                                                              0.00
                        Group II                                                                             0.00

Sec. 7.09(b)(vi)        Realized Losses
                        Group I
                        Monthly Realized Losses                                                              0.00
                        Cumulative Realized Losses                                                           0.00
                        Group II
                        Monthly Realized Losses                                                              0.00
                        Cumulative Realized Losses                                                           0.00

Sec. 7.09(b)(vii)       Net Liquidation Proceeds
                        Group I                                                                              0.00
                        Group II                                                                             0.00

Sec. 7.09(b)(viii)      60+ Delinquency Percentage (Rolling Three Month)                                 0.1821 %

Sec. 7.09(b)(ix)        Cumulative Loss Percentage
                        Cumulative Realized Losses Since Cut-Off Date                                        0.00
                        Aggregate Loan Balance as of the Cut-Off Date                              580,007,243.94
                        Cumulative Loss Percentage                                                         0.00 %

Sec. 7.09(b)(x)         Has a Trigger Event Occurred?                                                          NO

                        1-Month LIBOR for Current Distribution Date                                      1.8138 %
